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                    [PFL Life Insurance Company Letterhead]



March 13, 2000


VIA EDGAR

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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  PFL Retirement Builder Variable Annuity Account
     File No. 811-07689, CIK 0001016809
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), PFL Retirement Builder Variable Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the following underlying management investment companies:
Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, AIM Variable Insurance Funds, Inc., Dreyfus Stock Index Fund, Dreyfus Variable Investment Fund, MFS Variable Insurance Trust, Oppenheimer Variable Account Funds, WRL Series, Fund, Inc., Evergreen Variable Trust, Federated Insurance Series, Putnam Variable Trust, Mentor Variable Investment Portfolios, Templeton Variable Products Series Fund, and One Group(R) Investment Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on February 28, 2000, Variable Insurance Products Fund filed its annual report with the Commission via EDGAR (CIK:
0001039264 and 0000081198); on February 28, 2000, Variable Insurance Products Fund II filed its annual report with the Commission via EDGAR (CIK: 0001039264 and 0000081198); on February 28, 2000, Variable Insurance Products Fund III filed its annual report with the Commission via EDGAR (CIK: 0001039264 and 0000081198); on March 8, 2000, AIM Variable Insurance Funds, Inc. filed its annual report with the Commission via EDGAR (CIK: 0000896435); on February 29, 2000, Dreyfus Stock Index Fund filed its annual report with the Commission via EDGAR (CIK: 846800); on February 23, 2000, Dreyfus Variable Investment Fund filed its annual report with the Commission via EDGAR (CIK: 813383); on February 22, 2000, MFS Variable Insurance Trust filed its annual report with the Commission via EDGAR (CIK: 918571); on March 2, 2000 and March 3, 2000, Oppenheimer Variable Account Funds filed its annual report with the Commission via
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EDGAR (CIK: 752737); on February 29, 2000, WRL Series Fund, Inc. filed its annual report with the Commission via EDGAR (CIK: 778207); on February 17, 2000, Evergreen Variable Trust filed its annual report with the Commission via EDGAR (CIK: 928754); on February 28, 2000, Federated Insurance Series filed its annual report with the Commission via EDGAR (CIK: 912577); on March 2, 2000, Putnam Variable Trust filed its annual report with the Commission via EDGAR (CIK:
822671); on February 23, 2000, Mentor Variable Investment Portfolios filed its annual report with the Commission via EDGAR (CIK 0001036126); on March 8, 2000, Templeton Variable Products Series Fund filed its annual report with the Commission via EDGAR (CIK 0000829959); and on February 28, 2000, One Group(R) Investment Trust filed its annual report with the Commission via EDGAR (CIK 0000909221). To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

PFL Life Insurance Company

/s/ Frank A. Camp

Frank A. Camp
Division General Counsel
Financial Markets Division